UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 13, 2025

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2025, Becton, Dickinson and Company, a New Jersey corporation (the “Company” or “BD”), entered into definitive agreements with Waters Corporation, a Delaware corporation (“Waters”), pursuant to which the Company’s Biosciences and Diagnostic Solutions business (the “Biosciences and Diagnostic Solutions Business”) will be combined with Waters in a Reverse Morris Trust transaction. As a result of the transaction, the Company will receive approximately $4 billion in cash and the Company’s shareholders will own 39.2% of the outstanding Waters common stock following the transaction.

The transaction will occur through the following steps:

•

First, the Company will separate (the “Separation”) the Biosciences and Diagnostic Solutions Business from the remainder of the Company’s businesses so that the Biosciences and Diagnostic Solutions Business is held by Augusta SpinCo Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“SpinCo”).

•

Second, in connection with the Separation, SpinCo will distribute $4 billion in cash to the Company, with the amount of such distribution subject to adjustment for cash, working capital and indebtedness of SpinCo.

•

Third, the Company will distribute to its shareholders all of the issued and outstanding shares of common stock, par value $0.01 per share, of SpinCo (the “SpinCo Common Stock”) by way of a pro rata distribution (the “Spin-Off”).

•

Fourth, immediately after the Spin-Off, SpinCo will merge with Beta Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Waters (“Merger Sub”), with SpinCo surviving the merger as a wholly owned subsidiary of Waters (the “Merger”).

The transaction has been unanimously approved by the Boards of Directors of both the Company and Waters.

The definitive agreements entered into in connection with the transaction include (1) a Separation Agreement, dated as of July 13, 2025 (the “Separation Agreement”), by and among the Company, Waters and SpinCo and (2) an Agreement and Plan of Merger, dated as of July 13, 2025 (the “Merger Agreement”), by and among the Company, SpinCo, Waters and Merger Sub.

The Separation Agreement

The Separation Agreement sets forth the terms and conditions regarding the separation of the Biosciences and Diagnostic Solutions Business from the Company. The Separation Agreement identifies and provides for the transfer of certain assets by the Company to SpinCo and the assumption of certain liabilities by SpinCo from the Company. The Separation Agreement also governs the rights and obligations of the Company and SpinCo regarding the Spin-Off.

The Separation Agreement also sets forth other agreements between the Company and SpinCo related to the Spin-Off, including provisions concerning the termination and settlement of intercompany accounts, certain working capital adjustments and governmental approvals and third-party consents. The Separation Agreement governs certain aspects of the relationship between the Company and SpinCo after the Spin-Off, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Spin-Off with respect to certain liabilities related to the Biosciences and Diagnostic Solutions Business and the Company’s business, respectively.

Prior to, and as a condition of, the Spin-Off, SpinCo will make a cash payment to the Company in the amount of $4 billion (the “Cash Distribution”), subject to adjustment for cash, working capital and indebtedness of SpinCo and subject to decrease if additional shares of Waters common stock will be issued to the Company shareholders to meet the Tax Threshold (as described below). In connection with entry into the Merger Agreement and the Separation Agreement, SpinCo and certain financial institutions executed a commitment letter pursuant to which such financial institutions committed to provide a senior unsecured bridge loan facility to SpinCo to fund the Cash Distribution and to pay fees and expenses related to the transactions contemplated by the Merger Agreement, on the terms and subject to customary conditions set forth therein.

Consummation of the Spin-Off is subject to various conditions, including, among others:

•	the completion of the Separation;

•	the Company’s receipt of customary solvency and surplus opinions;

•	the consummation of certain financing transactions to be undertaken in connection with the transactions;

•

the satisfaction or waiver of all conditions under the Merger Agreement (other than those conditions that are to be satisfied substantially contemporaneously with the Spin-Off and/or the Merger, provided that such conditions are capable of being satisfied at such time); and

•	the payment of the Cash Distribution.

The Separation Agreement also contemplates that the Company, SpinCo and Waters will enter into additional agreements on or prior to the closing of the Spin-Off, including, among others:

•

a Transition Services Agreement, which will govern, among other things, the Company’s, Waters’ and SpinCo’s respective rights and obligations with respect to the provision of certain transition services;

•

a Tax Matters Agreement, which will govern, among other things, the Company’s, Waters’ and SpinCo’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters;

•

an Employee Matters Agreement, which will govern, among other things, the Company’s, Waters’ and SpinCo’s obligations with respect to current and former employees of the Company and of the Biosciences and Diagnostic Solutions Business;

•

one or more Contract Manufacturing Agreements, which will govern, among other things, the Company’s, Waters’ and SpinCo’s respective rights and obligations with respect to certain manufacturing services for certain specified products; and

•	an Intellectual Property Matters Agreement, which will allocate rights and interests in certain intellectual property rights relating to the Biosciences and Diagnostic Solutions Business.

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is attached hereto as Exhibit 2.1 and incorporated into this Item 1.01 by reference.

The Merger Agreement

The Merger Agreement provides that, immediately following the Spin-Off, SpinCo will merge with Merger Sub and become a wholly owned subsidiary of Waters. In the Merger, each share of SpinCo Common Stock outstanding will automatically be converted into the right to receive a number of shares of common stock of Waters equal to an exchange ratio calculated such that following the Merger, former holders of SpinCo Common Stock will own, in the aggregate and on a fully diluted basis, 39.2% of the issued and outstanding Waters common stock and the existing holders of Waters common stock will own, in the aggregate and on a fully diluted basis, 60.8% of the issued and outstanding Waters common stock.

The Merger Agreement generally provides that the exchange ratio will be adjusted upward if necessary to ensure that, immediately following the closing of the Merger, former shareholders of the Company own, for tax purposes, at least 50.5% (the “Tax Threshold”) of the outstanding shares of Waters common stock (which calculation shall include certain shares of Waters common stock held by Waters shareholders who qualify as overlapping shareholders of the Company). In the event that the exchange ratio is adjusted upwards, Waters could issue a pre-closing cash dividend to its shareholders and/or the Cash Distribution could be decreased to account for the value of the additional shares issued to the Company shareholders.

Post-Closing Governance. The Merger Agreement provides that, in connection with and effective as of the effective time of the Merger, the Waters Board of Directors will consist of eleven to twelve members, including one or two individuals (as mutually determined by Waters and the Company), selected prior to the closing of the Merger by the Company after consultation in good faith with Waters, and ten persons designated by Waters.

Closing Conditions. Consummation of the Merger is subject to various conditions, including, among others:

•	the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain foreign antitrust approvals;

•	consummation of the Spin-Off in accordance with the terms of the Separation Agreement;

•	the effectiveness of the registration statements to be filed in connection with the transactions;

•	the absence of any law restraining, enjoining or otherwise prohibiting the consummation of the Separation, the Spin-Off or the Merger;

•	the approval of the transactions contemplated by the Merger Agreement by Waters’ shareholders;

•	the approval of the shares of Waters common stock to be issued pursuant to the Merger for listing on the New York Stock Exchange, subject to official notice of issuance;

•	the receipt of a private letter ruling from the Internal Revenue Service regarding certain matters germane to the U.S. federal income tax consequences of the transactions;

•	each of the Company’s and Waters’ receipt of certain tax opinions;

•	the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; and

•	compliance by the parties with their respective covenants in the Merger Agreement in all material respects.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations and warranties made by each of the Company, Waters and Merger Sub. The Company, Waters and Merger Sub have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to use commercially reasonable efforts in all material respects to conduct their respective operations in the ordinary course of business (with respect to the Company, solely related to the Biosciences and Diagnostic Solutions Business) and (ii) not to take certain actions prior to the closing of the Merger without the prior written consent of the other party. Waters has also agreed in the Merger Agreement to covenants not to solicit competing transactions.

Termination. The Merger Agreement contains specified termination rights for the Company and Waters, including in the event that the Merger has not been consummated on or prior to July 13, 2026 (subject to extension in connection with outstanding regulatory approvals). Additionally, the Merger Agreement requires Waters to pay the Company a termination fee of $733 million if the Merger Agreement is terminated under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 and incorporated into this Item 1.01 by reference.

*  *  *

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about the Company, SpinCo, Waters, Merger Sub or their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. The representations and warranties were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and Waters and their respective subsidiaries that the respective companies include in reports and statements they file with the U.S. Securities and Exchange Commission (the “SEC”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the tax consequences of the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Waters, BD or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, SpinCo and BD, the parties intend to file relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 to be filed by Waters (the “Form S-4”) that will include a preliminary proxy statement/prospectus of Waters and a definitive proxy statement/prospectus of Waters, the latter of which will be mailed to stockholders of

Waters, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and will serve as an information statement/prospectus in connection with the spin-off of SpinCo from BD. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (when available) and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2024, which was filed with the SEC on November 27, 2024, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on December 19, 2024. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Separation Agreement, dated as of July 13, 2025, by and among Becton, Dickinson and Company, Waters Corporation and Augusta SpinCo Corporation

2.2*	Agreement and Plan of Merger, dated as of July 13, 2025, by and among Becton, Dickinson and Company, Augusta SpinCo Corporation, Waters Corporation and Beta Merger Sub, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Chief Securities and Governance Counsel, Corporate Secretary

Date: July 14, 2025